EX-99.B(d)(1)(i)

WELLS FARGO FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

SCHEDULE A

FUNDS	Fee as % of Avg. Daily Net Asset Value
1. Aggressive Allocation Fund[1] (currently named the Strategic Growth Allocation Fund)	0.25**

2. Asia Pacific Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

3. Asset Allocation Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

4. Balanced Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

5. California Limited Term Tax-Free Fund[2]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

6. California Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
**	If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.
[1]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Growth Allocation Fund will be renamed the Aggressive Allocation Fund.
[2]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the California Limited Term Tax-Free Fund will be renamed the California Limited-Term Tax-Free Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
7. California Tax-Free Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

8. California Tax-Free Money Market Trust	0.00

9. Capital Growth Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

10. Cash Investment Money Market Fund	0.10

11. Colorado Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

12. Common Stock Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

13. Conservative Allocation Fund[3] (currently named the Strategic Income Fund)	0.25**

14. Corporate Bond Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

15. C&B Large Cap Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75*** 0.70 0.65 0.625 0.60

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
**	If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.
***	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.
[3]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Income Fund will be renamed the Conservative Allocation Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
16. C&B Mid Cap Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

17. C&B Tax-Managed Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

18. Discovery Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

19. Diversified Bond Fund	0.25**

20. Diversified Equity Fund	0.25**

21. Diversified Small Cap Fund	0.25**

22. Dividend Income Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

23. Endeavor Large Cap Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

24. Endeavor Select Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
**	If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.

FUNDS	Fee as % of Avg. Daily Net Asset Value
25. Enterprise Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

26. Equity Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75*** 0.70 0.65 0.625 0.60

27. Equity Index Fund	0-999M 1-4.99B >4.99B	0.10 0.075 0.05

28. Equity Value Fund[4] (currently named the Large Cap Value Fund)	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75*** 0.70 0.65 0.625 0.60

29. Government Money Market Fund	0.10

30. Government Securities Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

31. Growth Balanced Fund	0.25**

32. Growth Equity Fund	0.25**

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
**	If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.
***	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.
[4]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Large Cap Value Fund will be renamed the Equity Value Fund.
[5]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Growth Fund will merge into the Large Company Growth Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
33. Growth Fund[5]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

34. Growth Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

35. Growth and Income Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

36. Heritage Money Market Fund*	0.10

37. High Income Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

38. High Yield Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

39. Income Fund[6]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

40. Income Plus Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

41. Index Allocation Fund[7]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
***	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.
[6]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Income Fund will merge into the Montgomery Total Return Bond Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
42. Index Fund	0-999M 1-4.99B >4.99B	0.10*** 0.075 0.05

43. Inflation-Protected Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

44. Intermediate Government Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

45. Intermediate Tax-Free Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

46. International Core Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

47. International Equity Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

48. International Value Fund[8] (currently named the Overseas Fund)	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95*** 0.90 0.85 0.825 0.80

49. Large Cap Appreciation Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.70*** 0.70 0.65 0.625 0.60

[7]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Index Allocation Fund will merge into the Asset Allocation Fund.
*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
***	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.
[8]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Overseas Fund will be renamed the International Value Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
50. Large Cap Growth Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

51. Large Company Core Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

52. Large Company Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75*** 0.70 0.65 0.625 0.60

53. Life Stage - Aggressive Portfolio*	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

54. Life Stage - Conservative Portfolio*	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

55. Life Stage - Moderate Portfolio*	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

56. Limited Term Government Income Fund[9]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

57. Liquidity Reserve Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

58. Mid Cap Disciplined Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

59. Minnesota Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
***	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.
[9]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Limited Term Government Income Fund will merge into the Montgomery Short Duration Government Bond Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value

60. Minnesota Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

61. Moderate Balanced Fund	0.25**

62. Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

63. Money Market Trust	0.00

64. Montgomery Emerging Markets Focus Fund[10]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

65. Montgomery Institutional Emerging Markets Fund[11]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

66. Montgomery Mid Cap Growth Fund[12]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

67. Montgomery Short Duration Government Bond Fund[13]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

68. Montgomery Small Cap Fund[14]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

**	If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.
[10]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Emerging Markets Focus Fund will be renamed the Emerging Markets Focus Fund.
[11]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Institutional Emerging Markets Fund will be renamed the Institutional Emerging Markets Fund.
[12]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Mid Cap Growth Fund will be renamed the Mid Cap Growth Fund.
[13]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Short Duration Government Bond Fund will be renamed the Short Duration Government Bond Fund.
[14]	On November 2, 2004 and February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Small Cap Fund will be renamed the Small Cap Growth Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
69. Montgomery Total Return Bond Fund[15]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

70. Municipal Bond Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

71. Municipal Money Market Fund*	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

72. National Limited Term Tax-Free Fund[16]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

73. National Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

74. National Tax-Free Money Market Fund	0.10

75. National Tax-Free Money Market Trust	0.00

76. Nebraska Tax-Free Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

77. Opportunity Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

78. Outlook Today Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
[15]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Total Return Bond Fund will be renamed the Total Return Bond Fund.
[16]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the National Limited Term Tax-Free Fund will be renamed the National Limited-Term Tax-Free Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
79. Outlook 2010 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

80. Outlook 2020 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

81. Outlook 2030 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

82. Outlook 2040 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

83. Overland Express Sweep Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

84. Overseas Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

85. Prime Investment Money Market Fund	0.10

86. Short-Term Bond Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

87. Short-Term High Yield Bond Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

88. Short-Term Municipal Bond Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.

FUNDS	Fee as % of Avg. Daily Net Asset Value
89. SIFE Specialized Financial Services Fund[17]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

90. Small Cap Disciplined Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

91. Small Cap Growth Fund[18]	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

92. Small Cap Opportunities Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

93. Small Cap Value Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

94. Small Company Growth Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90*** 0.85 0.80 0.775 0.75

95. Small Company Value Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90*** 0.85 0.80 0.775 0.75

96. Small/Mid Cap Value Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
***	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.
[17]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the SIFE Specialize Financial Services Fund will be renamed the Specialized Financial Services Fund.
[18]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Small Cap Growth Fund will merge into the Montgomery Small Cap Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
97. Specialized Health Sciences Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

98. Specialized Technology Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.05 1.00 0.95 0.925 0.90

99. Stable Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45*** 0.40 0.35 0.325 0.30

100. Strategic Income Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

101. Treasury Plus Money Market Fund	0.10

102. Ultra-Short Duration Bond Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

103. Ultra Short-Term Income Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

104. Ultra Short-Term Municipal Income Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

105. U.S. Value Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.
***	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
106. WealthBuilder Conservative Allocation Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

107. WealthBuilder Equity Portfolio	0-99M 1-4.99B >4.99B	0.20 0.175 0.15

108. WealthBuilder Growth Allocation Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

109. WealthBuilder Growth Balanced Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

110. WealthBuilder Moderate Balanced Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

111. WealthBuilder Tactical Equity Portfolio	0-999M 1-4.99B >4.99B	0.20 0.175 0.15

112. Wisconsin Tax-Free Fund*	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

113. 100% Treasury Money Market Fund	0-999M 1-4.99B >4.99B	0.30 0.275 0.25

Most Recent annual agreement approval: April 4, 2005

Schedule A amended: February 8, 2005

*	On August 10, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund is expected to commence operations on April 11, 2005.

The foregoing fee schedule is agreed to as of February 8, 2005 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Andrew Owen
Andrew Owen
Senior Vice President